UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 9, 2009
(Date of report)
SAGA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11588	38-3042953

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
73 Kercheval Avenue, Grosse Pointe Farms, Michigan 48236
(Address of principal executive offices)
(313) 886-7070
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-4(f) Amendment No. 3 and Consent No. 1, dated as of March 9, 2009

Item 1.01. Entry into a Material Definitive Agreement.
     Information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On March 9, 2009, Saga Communications, Inc. (“Saga”) entered into Amendment No. 3 and Consent No. 1 (“Credit Agreement Amendment No. 3”) to its Credit Agreement dated as of July 29, 2003, among the Borrower, the Lenders party thereto, Bank of America, N.A., as Documentation Agent, and The Bank of New York Mellon, as Administrative Agent, as amended (the “Credit Agreement”). The primary changes effected by Credit Agreement Amendment No. 3 are as follows:
(i)	a voluntary reduction of the revolving credit commitment from $175,000,000 to $150,000,000, and applying it to the regularly scheduled reductions under the Credit Agreement;

(ii)	exclusion from fixed charges of the cash payments made by Saga in respect of its common stock made during the period from January 1, 2008 through and including December 31, 2008;

(iii)	modification of the leverage ratios required to be maintained at any time during a period to be as follows: (a) for the period from March 31, 2009 through June 29, 2009, 5:25 to 1:00, (b) for the periods from June 30, 2009 through September 29, 2010, 5.75 to 1.00, and (c) from September 30, 2010 and thereafter, 3.50 to 1.00;

(iv)	modification of the fixed charge coverage ratios required to be maintained as of the last day of any fiscal quarter during a period as follows: (a) for the period ending prior to September 30, 2009, 1.75 to 1.00, and (b) for the periods ending on or after September 30, 2009 and thereafter, 2.00 to 1.00;

(v)	adding an ABR margin ranging from 1.75% to 3.75% and increasing the Eurodollar margin and letter of credit fee to range from 2.75% to 4.75%, in each case depending on the leverage ratio maintained by Saga;

(vi)	providing for an increased commitment fee ranging from 0.375% to 0.750%, depending on the leverage ratio maintained by Saga;

(vii)	elimination of the ability of Saga to declare and pay cash dividends on or repurchase its equity interests;

(viii)	permitting only aggregate investments of no more than $1,000,000 after December 31, 2008 in acquisitions of broadcasting stations (other than like-kind exchanges);

(ix)	limiting the aggregate fair market value of the property exchanged in all like-kind exchanges to no more than $2,000,000 for all like-kind exchanges after December 31, 2008; and

(x)	permitting only aggregate investments of no more than $1,000,000 after December 31, 2008 in unrestricted subsidiaries or other investments (including joint ventures) in persons engaged in the radio or television broadcasting business.
     The foregoing summary is qualified in its entirety by reference to the text of Credit Agreement No. 3, which is filed as
Exhibit 4(f) and is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)	The Compensation Committee (the “Committee”) of the Board of Directors of Saga Communications, Inc. (the “Company”) determined and recommended to the Board of Directors, in light of the Company’s and industry’s current economic situation, the payment to the Company’s named executive officers of cash bonuses of 10% less than were paid last year, with such payment not to be made until December 31, 2009. The Board of Directors approved the Committee’s recommendation as of March 12, 2009. The amounts of such cash bonuses are set forth in the table and narrative below:

Name	Title	Amount
Samuel D. Bush	Senior Vice President, Chief Financial Officer and Treasurer	$33,750
Steven J. Goldstein	Executive Vice President and Group Program Director	$63,000
Warren S. Lada	Senior Vice President — Operations	$33,750
Marcia K. Lobaito	Senior Vice President, Secretary and Director of Business Affairs	$20,250
Bonus amounts for the above named executive officers were determined in the Committee’s discretion, based on the input and recommendation of the CEO, the Committee’s judgment of the Company’s results for the 2008 fiscal year, including operating profitability, growth in revenues and overall financial condition, the Committee’s evaluation of each individual named executive officer’s contribution to these results, and as set forth above.
Edward K. Christian, the President and CEO of the Company, volunteered to take, and the Committee accepted, a 10% reduction from the bonus he received last year which was $382,522. Mr. Christian would have liked to defer his bonus of $344,000 until December 31, 2009 like the other executive officers, however, pursuant to tax laws and regulations, he could not defer the payment of such bonus without incurring a significant tax penalty. Of the $344,000 bonus, $112,500 represents the Company achieving the free cash flow goal for fiscal year 2008 established pursuant to the Chief Executive Officer Annual Incentive Plan. The balance of the bonus, $231,500 was awarded pursuant to the terms of Mr. Christian’s employment agreement which provides that Mr. Christian’s aggregate compensation in any year (excluding stock options) shall not be less than his average aggregate annual compensation for the prior three years unless his or the Company’s performance shall have declined substantially.
Item 9.01. Financial Statements and Exhibits
c) Exhibits.

Exhibit No.	Description
4(f)	Amendment No. 3 and Consent No. 1, dated as of March 9, 2009, under the Credit Agreement, dated as of July 29, 2003, among Saga Communications, Inc., the Lenders party thereto, Bank of America, N.A., as Documentation Agent, and The Bank of New York Mellon, as Administrative Agent

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGA COMMUNICATIONS, INC.
Date: March 13, 2009	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index
4(f)	Amendment No. 3 and Consent No. 1, dated as of March 9, 2009, under the Credit Agreement, dated as of July 29, 2003, among Saga Communications, Inc., the Lenders party thereto, Bank of America, N.A., as Documentation Agent, and The Bank of New York Mellon, as Administrative Agent